THE PRAIRIE FUND
FINANCIAL STATEMENTS
INITIAL YEAR ENDED DECEMBER 31, 2000
The Prairie Fund


To our shareholders,

January 1,  2001


This closes the first year of operation of the Prairie Fund. Needless to say, it has been a very interesting year. We started with the consolidation of a number of family accounts into one portfolio which became the Prairie Fund. The learning curve was steep but with the help of our very able attorneys and the collective wisdom of our Board of Trustees, the curve began to flatten out. Some errors were made, including a miscalculation of the initial net asset value which resulted from the omission of the value of six shares of Berkshire Hathaway when the shares were transferred from the original shareholders' accounts into the portfolio which became the Prairie Fund. When the error was discovered, the fund's administrator recalculated the value of each shareholders' account and the NAV of the fund from inception. We appreciate the fine work of our administrators and the people at our custodian bank, UMB Bank. We look forward to our second year of operation with confidence in our ability to deliver a great p roduct to our shareholders.

The Prairie Fund is a value fund. Its aim is to invest its assets in a manner most consistent with safety of principal and conservative growth. In a nutshell, we are unwilling to risk our shareholders' capital by chasing after illusive short term unreasonable gains. We are willing to sacrifice the dream in order to safeguard the reality. The past year was a case in point. The NASDAQ zoomed as players were running after the high multiple tech stocks and dot coms. When I use the appellation of high multiple s, it is in reality a misnomer since many of those issues had no earnings at all. And any budding mathematician knows that one thousand times zero is still zero. Throughout the year, the one phrase that kept running through my mind and with which I was annoying my friends and clients was "Remember the tulips." The reference was to the craze in tulip bulbs in Holland some years back which sent the price of the tulip bulbs skyrocketing until the realization dawned that there was simply no way to justify th e prices that had been reached for a article for which there was not too great a popular demand and which was perishable. Many a Dutchman was badly burned because he bought into the fairy tale too late.

So it was this past year. When the realization dawned on the investing public that there was no way to justify the prices reached by shares in the tech and dot com companies, the bubble burst and the NASDAQ took a dive. The NASDAQ index dropped precipitously, losing some sixty percent of its value from its high of the year 2000. Some shares traded on the NASDAQ lost between sixty to eighty percent of their value during the year 2000, and some even lost one hundred percent. In contrast, the DOW JONES INDU STRIAL AVERAGE ( hereinafter referred to as the Dow) composed of companies which for the most part have had solid records of continuous earnings, lost only about ten to twelve percent for the year 2000.

The Prairie Fund eschews such a course. We hold a limited portfolio of companies that, for the most part, have consistently shown real earnings, a return on shareholder's equity of twenty to as high as fifty percent, consistent growth in the markets for their products and services, and last but not least, management that is able to take advantage of the opportunities for continuance of the growth patterns exhibited by their companies. These positive values have been reflected in the market valuations place d upon such issues as these, and have helped them to resist the severe loss in market value that has occurred in shares that did not share in such values during the year 2000. These are companies that, had we the wherewithal, we would like to own the whole company. As a result, whereas the Dow lost ten to twelve percent this past year (2000), The Prairie Fund lost a mere four tenths of one percent of its value based upon the value of the shareholders' accounts at the beginning of the year 2000 (January 1, 2000) versus the value of the shareholders' accounts at the end of the year (December 31, 2000) net of all fees. Presently there are twenty-one companies in the fund. We would like, market conditions permitting, to reduce the fund's holdings to fifteen companies. Past performance is no guarantee of future results. We believe, based upon the strong business values shown by the companies in our portfolio, that when the investing public, looking for a place to invest their money, returns to sane investing, companies that exhibit the same values as those in our portfolio will be the most attractive to them, and, consequently, our fund may grow at a faster rate than other vehicles.



Respectfully,

/S/ Matthew M Zuckerman

Matthew M Zuckerman,
Zuckerman Management Associates


The shares of the Prairie Fund are not registered under the Securities Act of 1933, and as such, may be issued solely in private placement transactions which do not involve any "public offering" within the meaning of the 1933 Act. Therefore, this communication does not constitute an offer to sell, or a solicitation of an offer to buy, the shares of the fund.

C O N T E N T S
                                              Page

INDEPENDENT AUDITORS' REPORT                    1

FINANCIAL STATEMENTS

        Statement of Assets and Liabilities     2

        Schedule of Investments in Securities   3

        Statement of Operations                 4

        Statement of Changes in Net Assets      5

        Financial Highlights                    6

        Notes to Financial Statements           7 - 9

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders
The Prairie Fund


We have audited the accompanying statement of assets and liabilities of The Prairie Fund, including the schedule of investments in securities, as of December 31, 2000, the related statements of operations, changes in net assets, and the financial highlights for the initial year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Prairie Fund as of December 31, 2000, the results of its operations, changes in its net assets, and the financial highlights for the initial year then ended, in conformity with accounting principles generally accepted in the United States.






Miami, Florida
March 27, 2001

THE PRAIRIE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS
------

INVESTMENTS IN SECURITIES, at fair value
(cost $3,686,259) (Notes 3 and 4)                       $       3,752,191

CASH                                                               37,689

OTHER ASSETS (NOTE 2)                                               5,824
                                                              -----------
        TOTAL ASSETS                                    $       3,795,704


LIABILITIES AND NET ASSETS
--------------------------

ACCRUED LIABILITIES                                     $           9,078

ACCRUED MANAGEMENT FEE (NOTE 2)                                     6,482
                                                              -----------
        TOTAL LIABILITIES                                          15,560


NET ASSETS (equivalent to $9.98 per share based on
        378,658.690 shares issued and outstanding)      $       3,780,144



NET ASSETS CONSIST OF THE FOLLOWING:


        Common stock, no par value, unlimited
        shares authorized and additional
        paid-in capital                                 $       3,790,496

        Accumulated investment loss-net                (           29,584  )

        Accumulated net realized loss on investments   (           46,700  )

        Unrealized appreciation of investments
        (Notes 3 and 4)                                            65,932


                NET ASSETS                              $       3,780,144



                             See accompanying notes.

THE PRAIRIE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
DECEMBER 31, 2000

SHARES   DESCRIPTION                               MARKET VALUE

     UNITED STATES EXCHANGE LISTED COMMON STOCKS - 99.26%


Communications - 4.15%

   250  Avaya, Inc. *                                $   2,578
 4,800  Nextel Communications, Inc. A *                118,800
 2,000  XO Communications, Inc. A *                     35,620
                                                     ---------
                                                                   $ 156,998
Computer Equipment - 3.28%

 2,000  JDS Uniphase Corp. *                            83,378
 3,000  Lucent Technologies, Inc.                       40,500
                                                     ---------
                                                                     123,878
Computer Hardware - 2.25%

 1,000  International Business Machines, Inc.                         85,000

Conglomerates - 26.39%

    10  Berkshire Hathaway, Inc. A *                   710,000
 6,000  General Electric Co.                           287,640
                                                     ---------
                                                                     997,640

Consumer Products and Related Manufacturing - 1.45%

 1,000  Avery Dennison Corp.                                          54,875

Data Processing - 10.63%

 6,000  DST Systems, Inc. *                                          402,000

Distribution, Food and Healthcare - 6.80%

 2,025  Ivax Corp. *                                    77,558
 5,000  McKesson HBOC, Inc.                            179,450
                                                     ---------
                                                                     257,008
Entertainment - 1.38%

 1,800  The Walt Disney Co.                                           52,087

Manufacturing Diversified - 2.95%

2,400   Textron, Inc.                                                111,600

Non-Alcoholic Beverages - 10.38%

4,000   Coca-Cola Company                              243,750
3,000   Pepsico, Inc.                                  148,687
                                                     ---------
                                                                     392,437
Non-Durable Goods - 3.32%

1,600   Procter & Gamble Company                                     125,500

Pharmaceutical - 19.98%

4,000   Merck & Co, Inc.                               374,500
5,808   Pfizer, Inc.                                   267,168
2,000   Schering-Plough Corporation                    113,500
                                                     ---------
                                                                     755,168
Restaurants - 6.30%

7,000   McDonalds Corporation                                        238,000


TOTAL UNITED STATES EXCHANGE LISTED  COMMON STOCKS
(COST $3,686,259)                                                  3,752,191


OTHER ASSETS LESS LIABILITIES - 0.74%                                 27,953

NET ASSETS - 100%                                               $  3,780,144


                             See accompanying notes.

THE PRAIRIE FUND
STATEMENT OF OPERATIONS
INITIAL YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME


        Dividends                                             $       26,679
        Interest                                                         614
                                                                   ---------
                Total investment income                               27,293
EXPENSES


        Administrative fee                       $       3,504
        Custodian fees                                   1,736
        Management and advisory fees (Note 2)           74,458
        Professional fees                               14,257
        Other                                            3,392
                                                     ---------
           Total expenses                               97,347

           Less: Waiver of management fees (Note 2)    (40,470)
                                                     ---------
                        Net expenses                                  56,877
                                                                   ---------

                        INVESTMENT LOSS - NET                        (29,584)

REALIZED AND UNREALIZED GAIN
        (LOSS) ON INVESTMENTS
        Net realized loss on investments (Note 3)      (46,700)
        Change in unrealized appreciation of
        investments (Note 3)                            65,932
                                                       -------
                        NET GAIN ON INVESTMENTS                       19,732
                                                                   ---------
NET DECREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                                            ($ 10,352)
                                                                   ---------

                             See accompanying notes.

THE PRAIRIE FUND
STATEMENT OF CHANGES IN NET ASSETS
INITIAL YEAR ENDED DECEMBER 31, 2000

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:

        Investment loss - net                                      ($ 29,584)
        Net realized loss on investments                             (46,700)
        Change in unrealized appreciation of investments              65,932
                                                                   ---------
           Net decrease in net assets resulting from operations      (10,352)



INCREASE IN NET ASSETS RESULTING FROM
CAPITAL SHARE TRANSACTIONS:

        Capital shares issued (378,658.690 shares) (Note 3)        3,790,496
                                                                   ---------

NET INCREASE IN NET ASSETS, representing net assets
at December 31, 2000                                             $ 3,780,144

                             See accompanying notes.

THE PRAIRIE FUND
FINANCIAL HIGHLIGHTS
INITIAL YEAR ENDED DECEMBER 31, 2000


PER SHARE OPERATING PERFORMANCE (For a share of common stock outstanding throughout the period):

  Net asset value, beginning of period                             $   10.00
                                                                   ---------
  Operations:
   Investment loss-net                                             (    0.07)
   Net realized and unrealized gain on investments                      0.05
                                                                   ---------
     Total from investment operations                              (    0.02)
                                                                   ---------

  Net asset value, end of period                                   $    9.98
                                                                   ---------

  Total investment return based on net asset value per share       (    0.20%)


RATIOS AND SUPPLEMENTAL DATA:

  Net assets, end of period (in 000's)                             $   3,780
  Ratio of expenses to average net assets - before reimbursement       2.60%
  Ratio of expenses to average net assets - net of reimbursement       1.52%
  Ratio of investment loss-net to average net assets                   0.79%

        Portfolio turnover rate                                        23.84%

                             See accompanying notes.

THE PRAIRIE FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Related Matters

     The Prairie Fund (the Fund) is a no load mutual fund advised by Zuckerman Management Associates, Inc. (ZMA). The Fund was formally organized on April 6, 2000 as a Delaware Business Trust. Effective August 6, 2000 and with the consent of the Board of Trustees, the Fund was merged with The Prairie Fund, Inc. (a Florida S Corporation), with the Delaware Business Trust as the surviving entity. The Fund is also registered with the Securities and Exchange Commission as a non-diversified, open-end management investment company, effective August 2, 2000. The Fund, however, began operations on January 1, 2000 with in-kind contributions of appreciated marketable equity securities (Note 3). The Fund's shares are not currently available for sale to thepublic, but the Board of Trustees is contemplating public registration in the latter part of 2001.

     The Fund's investment objective is to seek long-term capital appreciation. The Fund pursues its objective by investing primarily in common stock issued by U.S. companies.

     The Fund's custodian is UMB Bank, NA based in Kansas City, Missouri, and the transfer agent is Mutual Shareholder Services, based in Cleveland, Ohio.

     Security Valuation

     Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short- term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Trustees.

     Income Recognition

     Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Use of Estimates in the Preparation of Financial Statements

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Income Taxes

     The Fund, with the stockholders' consent, has elected to be taxed under S Corporation provisions of the Internal Revenue Code (IRC). Under these provisions, the taxable income of the Fund is reflected by the stockholders on their respective tax returns. The Fund anticipates converting to the applicable provisions of the IRC, allowing it to be taxed as a "regulated investment company" during 2001.

NOTE 2. INVESTMENT ADVISOR

     ZMA serves as the Fund's investment adviser, charging a combined monthly management and investment advisory fee of up to .167% of the Fund's average monthly net assets, 2% annualized. During the initial year ended December 31, 2000, ZMA waived $40,470 of the total management and advisory fees of $74,458.

     At December 31, 2000, $6,482 of management fees were due to ZMA, and ZMA owed the Fund $3,241 as a reimbursement of these fees as well as an additional $2,500 for reimbursement of other expenses. The total receivable of $5,741 from ZMA is included in other assets.

NOTE 3. INVESTMENT TRANSACTIONS

     During the fiscal year ended December 31, 2000, purchases and sales of investment securities were $1,359,169 and $893,408, respectively. The primary stockholder of ZMA as well as members of the primary stockholder's family, in the form of Trusts, constitute 100% of the Fund's ownership. During the initial year, the Fund recorded realized losses of $46,700 for financial statement purposes and $577,849 of realized gains for income tax purposes. This difference was a result of a different carryover-basis of the in-kind contributions.

     At December 31, 2000, the Fund's investment portfolio had a net unrealized gain of $65,932 for financial statement purposes, with the market value of securities contributed in-kind or the cost of securities purchased during the initial year constituting the Fund's basis in the marketable securities. Additionally, $3,772,416 or 376,850.679 of the Fund's shares issued were related to in-kind contributions of diversified portfolios of United States exchange listed common stocks. The Fund's basis in these stocks for realized and unrealized gain and loss computations, as well as for determining shares issued, was the market value of these stocks at the date of contribution. In determining the income tax basis of realized gains and losses, the shareholders' or the Fund's historical cost of the securities sold was utilized. The income tax basis unrealized appreciation amounted to $2,159,118 at December 31, 2000. The balance of the 1,808.011 shares issued related to cash contributions.

NOTE 4. SUBSEQUENT EVENT

     For the period from January 1, 2001 through March 27, 2001, the Fund's net assets declined approximately $700,000 as a result of market value fluctuation.